UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

Gamida Cell Ltd.

(Exact name of registrant as specified in its Charter)

Israel	001-38716	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Nahum Heftsadie Street Givaat Shaul, Jerusalem, Israel	91340
(Address of principal executive offices)	(Zip Code)

+972 (2) 659-5666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	GMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Anat Cohen-Dayag, Ph.D. to the Board

On January 25, 2022, the Board of Directors (the “Board”) of Gamida Cell Ltd. (the “Company”) appointed Dr. Anat Cohen-Dayag to the Company’s Board, effective January 28, 2022. Dr. Cohen-Dayag will serve as a Class II director, with an initial term expiring at the Company’s 2023 annual meeting of shareholders. Dr. Cohen-Dayag was also appointed to serve as chair of the Science and Technology Committee of the Board, effective January 28, 2022.

Dr. Anat Cohen-Dayag has over 25 years of experience in the biotech industry, both in R&D and executive leadership roles. Dr. Cohen-Dayag is President, Chief Executive Officer and a member of the board of directors of Compugen Ltd. Under her leadership, Compugen transformed from a service provider in the field of computational biology to a therapeutic discovery and development company advancing an innovative immuno-oncology pipeline originating from the company’s computational discovery platforms. Prior to Compugen, Dr. Cohen-Dayag served as Head of R&D and was a member of the executive management team of Mindsense Biosystems Ltd. She also serves on the board of Pyxis Diagnostics, a private biotechnology company located in Jerusalem, Israel focused on developing a unique platform to identify predictive biomarkers in the field of immuno-oncology.

Dr. Cohen-Dayag holds a B.Sc. in Biology from Ben-Gurion University, and an M.Sc. in Chemical Immunology and a Ph.D. in Cellular Biology, both from the Weizmann Institute of Science.

Dr. Cohen-Dayag will receive a fee of $40,000 per calendar year of service on the Board and $15,000 for her service as a member and chair of the Science and Technology Committee of the Board, each payable in quarterly installments. She will also receive an initial award of 19,000 options to purchase ordinary shares of the Company (“Options”). The Options will vest during a 12-month period, with 25% of the Options to vest at the end of each 3-month period. Dr. Cohen-Dayag will also receive an initial award of 4,000 restricted ordinary shares of the Company, all of which will vest on the 12-month anniversary. In addition, on November 1st of each year she continues to serve as a member of the Board, Dr. Cohen-Dayag will receive an annual award of 9,500 Options and 2,000 restricted ordinary shares of the Company, subject to adjustment by the Compensation Committee of the Board or the Company’s shareholders. This compensation is subject to the terms of compensation payable to the Company’s non-executive directors, as described under “Agreements and Arrangements with Directors and Executive Officers” in the Company’s Annual Report on Form 20-F for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the “SEC”), as amended and approved by the Company’s shareholders at the annual general meeting held on November 17, 2021. The Company will enter into its standard indemnification agreement for directors and officers with Dr. Cohen-Dayag, the form of which was filed as an exhibit to the Company’s Registration Statement on Form F-1 (File No. 333-227601) filed with the SEC on October 17, 2018, as amended and approved by the Company’s shareholders at the annual general meeting held on November 17, 2021.

There are no arrangements or understandings between Dr. Cohen-Dayag and any other persons pursuant to which Dr. Cohen-Dayag was appointed as a director, and there are no transactions in which Dr. Cohen-Dayag has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Appointment of Naama Halevi Davidov, Ph.D. to the Board

On January 25, 2022, the Board appointed Dr. Naama Halevi Davidov to the Company’s Board, effective January 27, 2022. Dr. Halevi Davidov will serve as a Class II director, with an initial term expiring at the Company’s 2023 annual meeting of shareholders. Dr. Halevi Davidov was also appointed to the Audit Committee of the Board, effective January 27, 2022.

Dr. Halevi Davidov has served as a Financial Advisor to Healthy IO Ltd., a manufacturer and marketer of medical equipment, from March 2019 through April 2021, to Gloat Ltd., a talent marketplace platform, from March 2020 through November 2021, and to Joytunes Ltd., a B2C music teaching application, since April 2021. Prior to that, Dr. Halevi Davidov was Chief Financial Officer of Kaltura, Inc. from November 2012 to August 2017. Dr. Halevi Davidov serves on the board of Kaltura, Inc. and has also served on the board of its subsidiary, Kaltura Asia Pte Ltd. since February 2015.

Dr. Halevi Davidov is a Certified Public Accountant in Israel. She received a Ph.D. in Strategy from Tel Aviv University in 2012, a Master’s in Business Administration from Tel Aviv University in 2002 and Bachelor of Arts in Accounting and Economics from Tel Aviv University in 2000.

Dr. Halevi Davidov will receive a fee of $40,000 per calendar year of service on the Board and an annual fee of $10,000 for her service on the Audit Committee of the Board, each payable in quarterly installments. She will also receive an initial award of 19,000 Options. The Options will vest during a 12-month period, with 25% of the Options to vest at the end of each 3-month period. Dr. Halevi Davidov will also receive an initial award of 4,000 restricted ordinary shares of the Company, all of which will vest on the 12-month anniversary. In addition, on November 1st of each year she continues to serve as a member of the Board, Dr. Halevi Davidov will receive an annual award of 9,500 Options and 2,000 restricted ordinary shares of the Company, subject to adjustment by the Compensation Committee of the Board or the Company’s shareholders. This compensation is subject to the terms of compensation payable to the Company’s non-executive directors, as described under “Agreements and Arrangements with Directors and Executive Officers” in the Company’s Annual Report on Form 20-F for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the “SEC”), as amended and approved by the Company’s shareholders at the annual general meeting held on November 17, 2021. The Company will enter into its standard indemnification agreement for directors and officers with Dr. Halevi Davidov, the form of which was filed as an exhibit to the Company’s Registration Statement on Form F-1 (File No. 333-227601) filed with the SEC on October 17, 2018, as amended and approved by the Company’s shareholders at the annual general meeting held on November 17, 2021.

There are no arrangements or understandings between Dr. Halevi Davidov and any other persons pursuant to which Dr. Halevi Davidov was appointed as a director, and there are no transactions in which Dr. Halevi Davidov has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On January 31, 2022, Gamida Cell Ltd. issued a press release announcing the appointment of Dr. Anat Cohen-Dayag and Dr. Naama Halevi Davidov to the Company’s Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated January 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gamida Cell Ltd.

Dated: January 31, 2022	By:	/s/ Shai Lankry
Shai Lankry
Chief Financial Officer

3